UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2016
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2016, Lumentum Holdings Inc. (the “Company”) reported results for its fiscal third quarter ended April 2, 2016. The Company also posted a slide presentation entitled “Q3 FY16 Conference Call” dated May 4, 2016 on the “Events and Presentations” section of its website (www.lumentum.com). Copies of the Company’s press release and slide presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.
The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release entitled “Lumentum Announces Fiscal Third Quarter 2016 Results” dated May 4, 2016.
99.2	Slide presentation entitled "Q3 FY16 Conference Call" dated May 4, 2016.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Aaron Tachibana
	Name:	Aaron Tachibana
	Title:	Chief Financial Officer

May 4, 2016